 AMENDED AND RESTATED

 AGREEMENT

 between

 T. ROWE PRICE ASSOCIATES, INC.

 and

 THE T. ROWE PRICE FUNDS

 for

 FUND ACCOUNTING and RELATED ADMINISTRATIVE SERVICES

  TABLE OF CONTENTS

Page

Article A Terms of Appointment/Duties of Price Associates 2

Article B  Fees and Expenses 2

Article C Representations and Warranties of Price Associates 2

Article D Representations and Warranties of the Fund 3

Article E Ownership of Software and Related Material 4

Article F Quality Service Standards 4

Article G Standard of Care/Indemnification 4

Article H Dual Interests 6

Article I Documentation 6

Article J Recordkeeping/Confidentiality 6

Article K Compliance with Governmental Rules and Regulations 7

Article L Term and Termination of Agreement 7

Article M Notice 8

Article N Assignment 8

Article O Amendment/Interpretive Provisions 8

Article P Further Assurances 9

Article Q Maryland Law to Apply 9

Article R Merger of Agreement 9

Article S Counterparts 9

Article T The Parties 9

Article U Directors and Shareholders 10

Article V Captions 10

This AMENDED AND RESTATED AGREEMENT is entered into as of June 15, 2021, by and between T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office and place of business at 100 East Pratt Street, Baltimore, Maryland 21202 (“Price Associates”), and each Fund which is listed on Exhibit A1 and Exhibit A2 (as such Exhibits may be amended from time to time) and which evidences its agreement to be bound hereby by executing a copy of this Agreement (each such Fund individually hereinafter referred to as “the Fund,” whose definition may be found in Article T).

RECITALS

WHEREAS, Price Associates and each Fund listed on Exhibit A1 entered into an agreement dated August 1, 2015 and amended January 1, 2021 (“Original Agreement”) and desire to amend and restate such Original Agreement in its entirety, together with any amendments;

WHEREAS, each Fund listed on Exhibit A1 appointed The Bank of New York Mellon (“BNY Mellon”), to provide certain fund accounting, financial reporting and administrative services “BNY Mellon Services”) pursuant to a Fund Accounting Agreement dated August 1, 2015, together with any amendments;

WHEREAS, certain accounting, administrative and tax support services that are required by the Fund will not be provided by BNY Mellon as BNY Mellon Services and Price Associates has the capability of providing the Fund with such accounting, administrative and tax support services that are not BNY Mellon Services as well as related oversight of BNY Mellon Services ;

WHEREAS, each Fund desires to appoint Price Associates to provide accounting, administrative and tax support services that are required by the Fund and that are not BNY Mellon Services and Price Associates desires to accept such appointment; and

WHEREAS, Price Associates may seek to delegate certain of the accounting, administrative, or tax support services to qualified service providers from time to time;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Parties hereto agree as follows:

A. Terms of Appointment/Duties of Price Associates

 1. Subject to the terms and conditions set forth in this Agreement, the Fund hereby employs and appoints Price Associates to provide, and Price Associates agrees to provide, the services set forth in Exhibits B1 and B2 which include, among other things, services that do not constitute BNY Mellon Services as well as oversight of BNY Mellon, Delegates (defined herein), and other service providers that may be appointed by the Fund from time to time (“Services”).

 2. In rendering the Services required under this Agreement, Price Associates may, consistent with applicable law from time to time, employ, sub-contract, delegate, or associate with itself such affiliated or unaffiliated person or persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement (“Delegates”) without the consent or approval of the Fund. Price Associates shall remain liable to the Fund, and the Fund shall be liable to Price Associates, for the performance of such obligations hereunder, to the extent specified in this Agreement.

B. Fees and Expenses

For the Services performed hereunder, the Fund shall pay the fees and expenses as mutually agreed upon by both parties and estimated in the Service Agreement Fee Schedule as amended from time to time (“Fee Schedule”).

C. Representations and Warrantees of Price Associates

Price Associates represents and warrants to the Fund that:

1. It is a corporation duly organized and existing in good standing under the laws of Maryland.

2. It is duly qualified to carry on its business in Maryland.

3. It is empowered under applicable laws and by its charter and By-Laws to enter into and perform this Agreement.

4. All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

5. It has, and will continue to have, access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

6. The Services provided under this Agreement are different from, and not duplicative of, the BNY Mellon Services. The Services provided under this Agreement are in addition to and not duplicative of the services required to be performed by Price Associates under the Investment Management Agreement between Price Associates and the Fund (the “Investment Management Agreement”).

D. Representations and Warranties of the Fund

The Fund represents and warrants to Price Associates that:

1. It is a corporation, duly organized and existing and in good standing under the laws of Maryland.

2. It is empowered under applicable laws and by its Articles of Incorporation and By-Laws and all required proceedings have been taken to authorize it to enter into and perform this Agreement.

E. Ownership of Software and Related Material

All computer programs, magnetic tapes, written procedures, and similar items purchased and/or developed and used by Price Associates in performance of this Agreement shall be the property of Price Associates and will not become the property of the Fund.

F. Quality Service Standards/NAV Errors

Price Associates and the Fund may, from time to time, agree to certain quality service standards, with respect to the Services hereunder. In the event Price Associates is the party responsible for causing an error in the computation of the net asset value for a Fund or share class of a Fund (“NAV Error”), the actions that are required to be taken as to such NAV Error shall be made in accordance with the Fund’s Net Asset Value Error Correction Policy and Procedures (“NAV Error Policy”).

G. Standard of Care/Indemnification

Notwithstanding anything to the contrary in this Agreement:

1. Price Associates shall exercise reasonable care in rendering the Services described in this Agreement. Price Associates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund and any of its officers, directors, employees, successors and permitted assigns in connection with the matters to which this Agreement relates, except a loss resulting from Price Associates’ willful misfeasance, bad faith or negligence on its part in the performance of its duties hereunder or from reckless disregard by it of its obligations and duties under this Agreement or except as expressly stated otherwise in the NAV Error Policy.

2. The Fund shall indemnify and hold Price Associates harmless from and against all losses, costs, damages, claims, actions, and expenses, including reasonable expenses for legal counsel, incurred by Price Associates resulting from: (i) any action or omission by Price Associates or its agents or Delegates in the performance of their duties hereunder; (ii) Price Associates acting upon instructions believed by it to have been executed by a duly authorized officer of the Fund; or (iii) Price Associates acting upon information provided by the Fund in form and under policies agreed to by Price Associates and the Fund. Price Associates shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Price Associates or its agents or Delegates, or where Price Associates has not exercised reasonable care in selecting or monitoring the performance of its agents or Delegates.

3.  Price Associates shall indemnify and hold harmless the Fund from all losses, costs, damages, claims, actions and expenses, including reasonable expenses for legal counsel, incurred by the Fund resulting from the negligence or willful misconduct of Price Associates or which result from Price Associates’ failure to exercise reasonable care in selecting or monitoring the performance of its agents or Delegates. The Fund shall not be entitled to such indemnification with respect to actions or omissions constituting negligence or willful misconduct of such Fund; unless such negligence or misconduct is attributable to Price Associates or its agents or Delegates.

4. In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes or other causes reasonably beyond its control, such party shall not be liable to the other party for any loss, cost, damage, claim, action or expense resulting from such failure to perform or otherwise from such causes.

5. Upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim provided, however, that any failure by the indemnified party to provide such notice shall not relieve the indemnifying party of its obligations to indemnify under this Agreement except to the extent that the indemnifying party can demonstrate actual prejudice as a result of such failure. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim, or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party’s prior written consent.

6. Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement; provided that the parties acknowledge that any and all liabilities incurred by the indemnified party arising out of third-party claims with respect to which the indemnified party is entitled to indemnification pursuant to this Agreement are not and shall not be deemed to be consequential damages

H. Dual Interests

It is understood that some person or persons may be directors, officers, or shareholders of both the Fund and Price Associates (including Price Associates’ affiliates), and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

I. Documentation and Representations

As requested by Price Associates or Delegates, the Fund shall promptly furnish to Price Associates such documents and representations as it may reasonably request and as are necessary for Price Associates to carry out its responsibilities hereunder.

J. Recordkeeping/Confidentiality

1. Price Associates, or its Delegates, shall keep records relating to the Services to be performed hereunder, in the form and manner as it may deem advisable, provided that Price Associates shall keep all records in such form and in such manner as required by applicable law, including the Investment Company Act of 1940 (“the ‘40 Act”) and the Securities Exchange Act of 1934 (“the ‘34 Act”). To the extent that the records prepared and maintained hereunder by Price Associates are records of the Fund required to be maintained and preserved pursuant to the ’40 Act and the rules thereunder, Price Associates agrees that such records are the property of the Fund and will be surrendered promptly upon request.

2. Price Associates and the Fund agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except: (a) after prior notification to and approval in writing by the other party hereto, which approval shall not be unreasonably withheld and may not be withheld where Price Associates or Fund may be exposed to civil or criminal contempt proceedings for failure to comply; (b) when requested to divulge such information by duly constituted governmental authorities; (c) after so requested by the other party hereto; or (d) as necessary for Delegates to carry out the Services.

K. Compliance with Governmental Rules and Regulations

Except as otherwise provided in the Agreement and except for the accuracy and timeliness of information furnished to the Funds by Price Associates or its Delegates, each Fund assumes full responsibility for the preparation, contents and distribution of its prospectuses, and for complying with all applicable requirements of the ’40 Act, the ‘34 Act, the Securities Act of 1933 (“the ‘33 Act”), the Internal Revenue Code (“IRC”), and any laws, rules and regulations of governmental authorities having jurisdiction over the Fund.

L. Term and Termination of Agreement

1. This Agreement shall run for a period of one (1) year from the date first written above and will be renewed from year to year thereafter unless terminated by either party as provided hereunder.

2. This Agreement may be terminated by the Fund upon sixty (60) days’ written notice to Price Associates; and by Price Associates, upon three hundred sixty-five (365) days’ written notice to the Fund unless a shorter termination period is mutually agreed upon by the parties.

3. Upon termination hereof, the Fund shall pay to Price Associates such compensation as may be due as of the date of such termination, and shall likewise reimburse Price Associates for its reasonable out-of-pocket expenses related to its provision of the Services, and Price Associates shall reimburse the Fund for its reasonable costs and out-of-pocket expenses incurred by such Fund in connection with converting such Fund to a successor service provider, including without limitation the delivery to such successor service provider, such Fund and/or other of the Fund’s service providers any of such Fund’s property, records, data, instruments and documents. Upon termination of any Delegate by instruction from the Fund, the Fund shall pay to Price Associates such compensation as may be due as of the date of such termination, including but not limited to any termination charges and/or termination assistance charges imposed by such Delegates.

M. Notice

Any notice as required by this Agreement shall be sufficiently given (i) when sent to an authorized person of the other party at the address of such party set forth above or at such other address as such party may from time to time specify in writing to the other party; or (ii) as otherwise agreed upon by appropriate officers of the parties hereto.

N. Assignment

Neither this Agreement nor any rights or obligations hereunder may be assigned either voluntarily or involuntarily, by operation of law or otherwise, by either party without the prior written consent of the other party, provided this shall not preclude Price Associates from employing Delegates as it deems appropriate to carry out its obligations set forth hereunder.

O. Amendment/Interpretive Provisions

The parties by mutual written agreement may amend this Agreement at any time. In addition, in connection with the operation of this Agreement, Price Associates and the Fund may agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions are to be signed by all parties and annexed hereto, but no such provision shall contravene any applicable Federal or state law or regulation and no such interpretive or additional provision shall be deemed to be an amendment of this Agreement.

P. Further Assurances

Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

Q. Maryland Law to Apply

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of Maryland.

R. Entire Agreement

This Agreement, including the attached Exhibits and Fee Schedule (both as amended from time to time) embodies the entire agreement supersedes all prior agreements and arrangements with respect to the subject hereof, whether oral or written.

S. Counterparts

This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instruments.

T. The Parties

All references herein to the Fund are to each of the Funds listed on Exhibits A1 and A2, as the case may be, individually or any class thereof, as if this Agreement were between such individual Fund and Price Associates. In the case of a series Fund or a separate class of shares, all references to “the Fund” are to the individual series, portfolio or class of such Fund, or to such Fund on behalf of the individual series, portfolio or class, as appropriate. The “Fund” also includes any T. Rowe Price Funds that may be established after the execution of this Agreement and that are added to either Exhibit A1 or Exhibit A2 as set forth in the preamble to this Agreement. Any reference in this Agreement to “Parties” shall mean Price Associates and such individual Fund as to which the matter pertains.

U. Directors and Shareholders

It is understood and is expressly stipulated that neither the holders of shares in the Fund nor any Directors of the Fund shall be personally liable hereunder.

V. Captions

The captions in the Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf under their seals by and through their duly authorized officers.

T. ROWE PRICE ASSOCIATES, INC.	T. ROWE PRICE FUNDS
/s/Alan Dupski By: ______________________________ Name: Alan Dupski Title: Vice President	/s/Fran Pollack-Matz By: ______________________________ Name: Fran Pollack-Matz Title: Vice President

Exhibit A1

T. ROWE PRICE ALL-CAP OPPORTUNITIES FUND, INC.

T. Rowe Price All-Cap Opportunities Fund - Advisor Class

T. Rowe Price All-Cap Opportunities Fund - I Class

T. ROWE PRICE BALANCED FUND, INC.

T. Rowe Price Balanced Fund-I Class

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. Rowe Price Blue Chip Growth Fund - Advisor Class

T. Rowe Price Blue Chip Growth Fund - R Class

T. Rowe Price Blue Chip Growth Fund - I Class

T. Rowe Price Blue Chip Growth Fund - Z Class

T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.

T. Rowe Price Capital Appreciation Fund - Advisor Class

T. Rowe Price Capital Appreciation Fund - I Class

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.

T. Rowe Price Communications & Technology Fund - I Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. Rowe Price Corporate Income Fund - I Class

T. Rowe Price Corporate Income Fund - Z Class

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. Rowe Price Credit Opportunities Fund - Advisor Class

T. Rowe Price Credit Opportunities Fund - I Class

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. Rowe Price Diversified Mid-Cap Growth Fund – I Class

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. Rowe Price Dividend Growth Fund - Advisor Class

T. Rowe Price Dividend Growth Fund - I Class

T. Rowe Price Dividend Growth Fund - Z Class

T. ROWE PRICE EQUITY FUNDS, INC.

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Large Cap Growth Fund

T. Rowe Price Large Cap Value Fund

T. Rowe Price Institutional Mid Cap Equity Growth Fund

T. Rowe Price Institutional Small Cap Stock Fund

T. ROWE PRICE EQUITY INCOME FUND, INC.

T. Rowe Price Equity Income Fund - Advisor Class

T. Rowe Price Equity Income Fund - I Class

T. Rowe Price Equity Income Fund - R Class

T. Rowe Price Equity Income Fund - Z Class

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Blue Chip Growth Portfolio-II

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio-II

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Health Sciences Portfolio-II

T. Rowe Price Mid-Cap Growth Portfolio

T. Rowe Price Mid-Cap Growth Portfolio-II

T. Rowe Price New America Growth Portfolio

T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. Rowe Price Financial Services Fund-I Class

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Limited-Term Bond Portfolio-II

T. Rowe Price Government Money Portfolio

T. ROWE PRICE FLOATING RATE FUND, INC.

T. Rowe Price Floating Rate Fund - Advisor Class

T. Rowe Price Floating Rate Fund - I Class

T. Rowe Price Floating Rate Fund - Z Class

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. Rowe Price Global Allocation Fund - Advisor Class

T. Rowe Price Global Allocation Fund - I Class

T. ROWE PRICE GLOBAL FUNDS, INC.

T. Rowe Price Institutional Emerging Markets Bond Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Global Value Equity Fund

T. Rowe Price Institutional International Disciplined Equity Fund

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. Rowe Price Global Multi-Sector Bond Fund-Advisor Class

T. Rowe Price Global Multi-Sector Bond Fund - I Class

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. Rowe Price Global Real Estate Fund - Advisor Class

T. Rowe Price Global Real Estate Fund-I Class

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. Rowe Price Global Technology Fund-I Class

T. ROWE PRICE GNMA FUND, INC.

T. Rowe Price GNMA Fund – I Class

T. Rowe Price GNMA Fund – Z Class

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. Rowe Price Government Money Fund – I Class

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. Rowe Price Growth Stock Fund - Advisor Class

T. Rowe Price Growth Stock Fund - R Class

T. Rowe Price Growth Stock Fund - I Class

T. Rowe Price Growth Stock Fund - Z Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. Rowe Price Health Sciences Fund-I Class

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price High Yield Fund - Advisor Class

T. Rowe Price High Yield Fund - I Class

T. Rowe Price High Yield Fund - Z Class

T. Rowe Price U.S. High Yield Fund

T. Rowe Price U.S. High Yield Fund – Advisor Class

T. Rowe Price U.S. High Yield Fund – I Class

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Equity Index 500 Fund - I Class

T. Rowe Price Equity Index 500 Fund - Z Class

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Mid-Cap Index Fund

T. Rowe Price Mid-Cap Index Fund - I Class

T. Rowe Price Mid-Cap Index Fund - Z Class

T. Rowe Price Small-Cap Index Fund

T. Rowe Price Small-Cap Index Fund - I Class

T. Rowe Price Small-Cap Index Fund - Z Class

T. Rowe Price Total Equity Market Index Fund

T. Rowe Price U.S. Limited Duration TIPS Index Fund

T. Rowe Price U.S. Limited Duration TIPS Index Fund - I Class

T. Rowe Price U.S. Limited Duration TIPS Index Fund - Z Class

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. Rowe Price Inflation Protected Bond Fund-I Class

T. Rowe Price Inflation Protected Bond Fund-Z Class

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Cash Reserves Fund

T. Rowe Price Institutional Floating Rate Fund

T. Rowe Price Institutional Floating Rate Fund - F Class

T. Rowe Price Institutional Floating Rate Fund - Z Class

T. Rowe Price Institutional High Yield Fund

T. Rowe Price Institutional High Yield Fund - Z Class

T. Rowe Price Institutional Long Duration Credit Fund

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. Rowe Price Intermediate Tax-Free High Yield Fund-Advisor Class

T. Rowe Price Intermediate Tax-Free High Yield Fund – I Class

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Africa & Middle East Fund—I Class

T. Rowe Price Africa & Middle East Fund—Z Class

T. Rowe Price Asia Opportunities Fund

T. Rowe Price Asia Opportunities Fund - Advisor Class

T. Rowe Price Asia Opportunities Fund—I Class

T. Rowe Price China Evolution Equity Fund

T. Rowe Price China Evolution Equity Fund – I Class

T. Rowe Price Dynamic Credit Fund

T. Rowe Price Dynamic Credit Fund - I Class

T. Rowe Price Dynamic Global Bond Fund

T. Rowe Price Dynamic Global Bond Fund - Advisor Class

T. Rowe Price Dynamic Global Bond Fund - I Class

T. Rowe Price Dynamic Global Bond Fund – Z Class

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Europe Fund - I Class

T. Rowe Price Emerging Europe Fund - Z Class

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Bond Fund - Advisor Class

T. Rowe Price Emerging Markets Bond Fund - I Class

T. Rowe Price Emerging Markets Bond Fund - Z Class

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Corporate Bond Fund - Advisor Class

T. Rowe Price Emerging Markets Corporate Bond Fund - I Class

T. Rowe Price Emerging Markets Discovery Stock Fund

T. Rowe Price Emerging Markets Discovery Stock Fund - Advisor Class

T. Rowe Price Emerging Markets Discovery Stock Fund - I Class

T. Rowe Price Emerging Markets Discovery Stock Fund - Z Class

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund - Advisor Class

T. Rowe Price Emerging Markets Local Currency Bond Fund - I Class

T. Rowe Price Emerging Markets Local Currency Bond Fund - Z Class

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Emerging Markets Stock Fund - I Class

T. Rowe Price Emerging Markets Stock Fund - Z Class

T. Rowe Price European Stock Fund

T. Rowe Price European Stock Fund - I Class

T. Rowe Price European Stock Fund - Z Class

T. Rowe Price Global Consumer Fund

T. Rowe Price Global Growth Stock Fund

T. Rowe Price Global Growth Stock Fund - Advisor Class

T. Rowe Price Global Growth Stock Fund - I Class

T. Rowe Price Global High Income Bond Fund

T. Rowe Price Global High Income Bond Fund - Advisor Class

T. Rowe Price Global High Income Bond Fund - I Class

T. Rowe Price Global Impact Equity Fund

T. Rowe Price Global Impact Equity Fund - I Class

T. Rowe Price Global Industrials Fund

T. Rowe Price Global Industrials Fund - I Class

T. Rowe Price Global Stock Fund

T. Rowe Price Global Stock Fund - Advisor Class

T. Rowe Price Global Stock Fund - I Class

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund - Advisor Class

T. Rowe Price International Bond Fund - I Class

T. Rowe Price International Bond Fund - Z Class

T. Rowe Price International Bond Fund (USD Hedged)

T. Rowe Price International Bond Fund (USD Hedged) - Advisor Class

T. Rowe Price International Bond Fund (USD Hedged) - I Class

T. Rowe Price International Bond Fund (USD Hedged) - Z Class

T. Rowe Price International Disciplined Equity Fund

T. Rowe Price International Disciplined Equity Fund - Advisor Class

T. Rowe Price International Disciplined Equity Fund - I Class

T. Rowe Price International Discovery Fund

T. Rowe Price International Discovery Fund - I Class

T. Rowe Price International Discovery Fund - Z Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund - Advisor Class

T. Rowe Price International Stock Fund - I Class

T. Rowe Price International Stock Fund - R Class

T. Rowe Price International Stock Fund - Z Class

T. Rowe Price International Value Equity Fund

T. Rowe Price International Value Equity Fund - Advisor Class

T. Rowe Price International Value Equity Fund - I Class

T. Rowe Price International Value Equity Fund - R Class

T. Rowe Price International Value Equity Fund - Z Class

T. Rowe Price Japan Fund

T. Rowe Price Japan Fund - I Class

T. Rowe Price Japan Fund - Z Class

T. Rowe Price Latin America Fund

T. Rowe Price Latin America Fund - I Class

T. Rowe Price Latin America Fund - Z Class

T. Rowe Price New Asia Fund

T. Rowe Price New Asia Fund - I Class

T. Rowe Price New Asia Fund - Z Class

T. Rowe Price Overseas Stock Fund

T. Rowe Price Overseas Stock Fund - Advisor Class

T. Rowe Price Overseas Stock Fund - I Class

T. Rowe Price Overseas Stock Fund - Z Class

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. Rowe Price Limited Duration Inflation Focused Bond Fund - I Class

T. Rowe Price Limited Duration Inflation Focused Bond Fund - Z Class

T. ROWE PRICE MID CAP GROWTH FUND, INC.

T. Rowe Price Mid-Cap Growth Fund - Advisor Class

T. Rowe Price Mid-Cap Growth Fund - R Class

T. Rowe Price Mid-Cap Growth Fund - I Class

T. Rowe Price Mid-Cap Growth Fund - Z Class

T. ROWE PRICE MID CAP VALUE FUND, INC.

T. Rowe Price Mid-Cap Value Fund - Advisor Class

T. Rowe Price Mid-Cap Value Fund - R Class

T. Rowe Price Mid-Cap Value Fund - I Class

T. Rowe Price Mid-Cap Value Fund - Z Class

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio

T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

T. Rowe Price High Yield Multi-Sector Account Portfolio

T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.

T. Rowe Price Multi-Strategy Total Return Fund - Advisor Class

T. Rowe Price Multi-Strategy Total Return Fund - I Class

T. ROWE PRICE NEW ERA FUND, INC.

T. Rowe Price New Era Fund - I Class

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. Rowe Price New Horizons Fund - I Class

T. Rowe Price New Horizons Fund - Z Class

T. ROWE PRICE NEW INCOME FUND, INC.

T. Rowe Price New Income Fund - Advisor Class

T. Rowe Price New Income Fund - R Class

T. Rowe Price New Income Fund - I Class

T. Rowe Price New Income Fund - Z Class

T. ROWE PRICE QM U.S. BOND INDEX FUND, INC.

T. Rowe Price QM U.S. Bond Index Fund - I Class

T. Rowe Price QM U.S. Bond Index Fund - Z Class

T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.

T. Rowe Price QM Global Equity Fund

T. Rowe Price QM Global Equity Fund - Advisor Class

T. Rowe Price QM Global Equity Fund - I Class

T. Rowe Price QM U.S. Small-Cap Growth Equity Fund

T. Rowe Price QM U.S. Small-Cap Growth Equity Fund - Advisor Class

T. Rowe Price QM U.S. Small-Cap Growth Equity Fund - I Class

T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund

T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund - Advisor Class

T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund - I Class

T. Rowe Price QM U.S. Value Equity Fund

T. Rowe Price QM U.S. Value Equity Fund - Advisor Class

T. Rowe Price QM U.S. Value Equity Fund - I Class

T. ROWE PRICE REAL ASSETS FUND, INC.

T. Rowe Price Real Assets Fund - I Class

T. Rowe Price Real Assets Fund - Z Class

T. ROWE PRICE REAL ESTATE FUND, INC.

T. Rowe Price Real Estate Fund - Advisor Class

T. Rowe Price Real Estate Fund - I Class

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. Rowe Price Government Reserve Fund

T. Rowe Price Short-Term Government Fund

T. Rowe Price Short-Term Fund

T. Rowe Price Transition Fund

T. Rowe Price Treasury Fund

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2005 Fund - Advisor Class

T. Rowe Price Retirement 2005 Fund - R Class

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2010 Fund - Advisor Class

T. Rowe Price Retirement 2010 Fund - R Class

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2015 Fund - Advisor Class

T. Rowe Price Retirement 2015 Fund - R Class

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2020 Fund - Advisor Class

T. Rowe Price Retirement 2020 Fund - R Class

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2025 Fund - Advisor Class

T. Rowe Price Retirement 2025 Fund - R Class

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2030 Fund - Advisor Class

T. Rowe Price Retirement 2030 Fund - R Class

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2035 Fund - Advisor Class

T. Rowe Price Retirement 2035 Fund - R Class

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2040 Fund - Advisor Class

T. Rowe Price Retirement 2040 Fund - R Class

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement 2045 Fund - Advisor Class

T. Rowe Price Retirement 2045 Fund - R Class

T. Rowe Price Retirement 2050 Fund

T. Rowe Price Retirement 2050 Fund - Advisor Class

T. Rowe Price Retirement 2050 Fund - R Class

T. Rowe Price Retirement 2055 Fund

T. Rowe Price Retirement 2055 Fund - Advisor Class

T. Rowe Price Retirement 2055 Fund - R Class

T. Rowe Price Retirement 2060 Fund

T. Rowe Price Retirement 2060 Fund - Advisor Class

T. Rowe Price Retirement 2060 Fund - R Class

T. Rowe Price Retirement 2065 Fund

T. Rowe Price Retirement 2065 Fund - Advisor Class

T. Rowe Price Retirement 2065 Fund - R Class

T. Rowe Price Retirement Balanced Fund

T. Rowe Price Retirement Balanced Fund-Advisor Class

T. Rowe Price Retirement Balanced Fund-R Class

T. Rowe Price Retirement Blend 2005 Fund

T. Rowe Price Retirement Blend 2005 Fund - I Class

T. Rowe Price Retirement Blend 2010 Fund

T. Rowe Price Retirement Blend 2010 Fund - I Class

T. Rowe Price Retirement Blend 2015 Fund

T. Rowe Price Retirement Blend 2015 Fund - I Class

T. Rowe Price Retirement Blend 2020 Fund

T. Rowe Price Retirement Blend 2020 Fund - I Class

T. Rowe Price Retirement Blend 2025 Fund

T. Rowe Price Retirement Blend 2025 Fund - I Class

T. Rowe Price Retirement Blend 2030 Fund

T. Rowe Price Retirement Blend 2030 Fund - I Class

T. Rowe Price Retirement Blend 2035 Fund

T. Rowe Price Retirement Blend 2035 Fund - I Class

T. Rowe Price Retirement Blend 2040 Fund

T. Rowe Price Retirement Blend 2040 Fund - I Class

T. Rowe Price Retirement Blend 2045 Fund

T. Rowe Price Retirement Blend 2045 Fund - I Class

T. Rowe Price Retirement Blend 2050 Fund

T. Rowe Price Retirement Blend 2050 Fund - I Class

T. Rowe Price Retirement Blend 2055 Fund

T. Rowe Price Retirement Blend 2055 Fund - I Class

T. Rowe Price Retirement Blend 2060 Fund

T. Rowe Price Retirement Blend 2060 Fund - I Class

T. Rowe Price Retirement Blend 2065 Fund

T. Rowe Price Retirement Blend 2065 Fund - I Class

T. Rowe Price Retirement I 2005 Fund - I Class

T. Rowe Price Retirement I 2010 Fund - I Class

T. Rowe Price Retirement I 2015 Fund - I Class

T. Rowe Price Retirement I 2020 Fund - I Class

T. Rowe Price Retirement I 2025 Fund - I Class

T. Rowe Price Retirement I 2030 Fund - I Class

T. Rowe Price Retirement I 2035 Fund - I Class

T. Rowe Price Retirement I 2040 Fund - I Class

T. Rowe Price Retirement I 2045 Fund - I Class

T. Rowe Price Retirement I 2050 Fund - I Class

T. Rowe Price Retirement I 2055 Fund - I Class

T. Rowe Price Retirement I 2060 Fund - I Class

T. Rowe Price Retirement I 2065 Fund - I Class

T. Rowe Price Retirement Balanced Fund

T. Rowe Price Retirement Balanced I Fund - I Class

T. Rowe Price Retirement Income 2020 Fund

T. Rowe Price Target 2005 Fund

T. Rowe Price Target 2005 Fund - Advisor Class

T. Rowe Price Target 2005 Fund - I Class

T. Rowe Price Target 2010 Fund

T. Rowe Price Target 2010 Fund - Advisor Class

T. Rowe Price Target 2010 Fund - I Class

T. Rowe Price Target 2015 Fund

T. Rowe Price Target 2015 Fund - Advisor Class

T. Rowe Price Target 2015 Fund - I Class

T. Rowe Price Target 2020 Fund

T. Rowe Price Target 2020 Fund - Advisor Class

T. Rowe Price Target 2020 Fund - I Class

T. Rowe Price Target 2025 Fund

T. Rowe Price Target 2025 Fund - Advisor Class

T. Rowe Price Target 2025 Fund - I Class

T. Rowe Price Target 2030 Fund

T. Rowe Price Target 2030 Fund - Advisor Class

T. Rowe Price Target 2030 Fund - I Class

T. Rowe Price Target 2035 Fund

T. Rowe Price Target 2035 Fund - Advisor Class

T. Rowe Price Target 2035 Fund-I Class

T. Rowe Price Target 2040 Fund

T. Rowe Price Target 2040 Fund - Advisor Class

T. Rowe Price Target 2040 Fund - I Class

T. Rowe Price Target 2045 Fund

T. Rowe Price Target 2045 Fund - Advisor Class

T. Rowe Price Target 2045 Fund - I Class

T. Rowe Price Target 2050 Fund

T. Rowe Price Target 2050 Fund - Advisor Class

T. Rowe Price Target 2050 Fund - I Class

T. Rowe Price Target 2055 Fund

T. Rowe Price Target 2055 Fund - Advisor Class

T. Rowe Price Target 2055 Fund - I Class

T. Rowe Price Target 2060 Fund

T. Rowe Price Target 2060 Fund - Advisor Class

T. Rowe Price Target 2060 Fund - I Class

T. Rowe Price Target 2065 Fund

T. Rowe Price Target 2065 Fund - Advisor Class

T. Rowe Price Target 2065 Fund - I Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. Rowe Price Science & Technology Fund - Advisor Class

T. Rowe Price Science & Technology Fund - I Class

T. ROWE PRICE SHORT TERM BOND FUND, INC.

T. Rowe Price Short Duration Income Fund

T. Rowe Price Short Duration Income Fund - I Class

T. Rowe Price Short-Term Bond Fund - Advisor Class

T. Rowe Price Short-Term Bond Fund - I Class

T. Rowe Price Short-Term Bond Fund - Z Class

T. Rowe Price Ultra Short-Term Bond Fund

T. Rowe Price Ultra Short-Term Bond Fund - I Class

T. Rowe Price Ultra Short-Term Bond Fund - Z Class

T. ROWE PRICE SMALL CAP STOCK FUND, INC.

T. Rowe Price Small Cap Stock Fund - Advisor Class

T. Rowe Price Small-Cap Stock Fund - I Class

T. Rowe Price Small-Cap Stock Fund - Z Class

T. ROWE PRICE SMALL CAP VALUE FUND, INC.

T. Rowe Price Small Cap Value Fund - Advisor Class

T. Rowe Price Small-Cap Value Fund - I Class

T. Rowe Price Small-Cap Value Fund - Z Class

T. ROWE PRICE SPECTRUM FUND, INC.

T. Rowe Price Spectrum Diversified Equity Fund

T. Rowe Price Spectrum Diversified Equity Fund - I Class

T. Rowe Price Spectrum Income Fund

T. Rowe Price Spectrum Income Fund - I Class

T. Rowe Price Spectrum International Equity Fund

T. Rowe Price Spectrum International Equity Fund - I Class

T. ROWE PRICE SPECTRUM FUNDS II, INC.

T. Rowe Price Spectrum Conservative Allocation Fund

T. Rowe Price Spectrum Conservative Allocation Fund - I Class

T. Rowe Price Spectrum Moderate Allocation Fund

T. Rowe Price Spectrum Moderate Allocation Fund - I Class

T. Rowe Price Spectrum Moderate Growth Allocation Fund

T. Rowe Price Spectrum Moderate Growth Allocation Fund - I Class

T. ROWE PRICE STATE TAX-FREE FUNDS, INC.

T. Rowe Price California Tax-Free Bond Fund

T. Rowe Price California Tax-Free Bond Fund - I Class

T. Rowe Price California Tax-Free Money Fund

T. Rowe Price California Tax-Free Money Fund - I Class

T. Rowe Price Georgia Tax-Free Bond Fund

T. Rowe Price Georgia Tax-Free Bond Fund - I Class

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund - I Class

T. Rowe Price Maryland Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Bond Fund - I Class

T. Rowe Price Maryland Tax-Free Money Fund

T. Rowe Price Maryland Tax-Free Money Fund - I Class

T. Rowe Price New Jersey Tax-Free Bond Fund

T. Rowe Price New Jersey Tax-Free Bond Fund - I Class

T. Rowe Price New York Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Bond Fund - I Class

T. Rowe Price New York Tax-Free Money Fund

T. Rowe Price New York Tax-Free Money Fund - I Class

T. Rowe Price Virginia Tax-Free Bond Fund

T. Rowe Price Virginia Tax-Free Bond Fund - I Class

T. ROWE PRICE SUMMIT FUNDS, INC.

T. Rowe Price Cash Reserves Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. Rowe Price Summit Municipal Income Fund

T. Rowe Price Summit Municipal Income Fund - Advisor Class

T. Rowe Price Summit Municipal Income Fund - I Class

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Intermediate Fund - Advisor Class

T. Rowe Price Summit Municipal Intermediate Fund - I Class

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. Rowe Price Tax-Efficient Equity Fund

T. Rowe Price Tax-Efficient Equity Fund - I Class

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. Rowe Price Tax-Exempt Money Fund - I Class

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. Rowe Price Tax-Free High Yield Fund - Advisor Class

T. Rowe Price Tax-Free High Yield Fund - I Class

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. Rowe Price Tax-Free Income Fund - Advisor Class

T. Rowe Price Tax Free Income Fund - I Class

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. Rowe Price Tax-Free Short-Intermediate Fund - Advisor Class

T. Rowe Price Tax-Free Short-Intermediate Fund - I Class

T. ROWE PRICE TOTAL RETURN FUND, INC.

T. Rowe Price Total Return Fund - Advisor Class

T. Rowe Price Total Return Fund - I Class

T. ROWE PRICE U.S. EQUITY RESEARCH FUND, INC.

T. Rowe Price U.S. Equity Research Fund - Advisor Class

T. Rowe Price U.S. Equity Research Fund - I Class

T. Rowe Price U.S. Equity Research Fund - R Class

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. Rowe Price U.S. Large-Cap Core Fund - Advisor Class

T. Rowe Price U.S. Large-Cap Core Fund - I Class

T. Rowe Price U.S. Large-Cap Core Fund - Z Class

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

T. Rowe Price U.S. Treasury Intermediate Index Fund

T. Rowe Price U.S. Treasury Intermediate Index Fund - I Class

T. Rowe Price U.S. Treasury Intermediate Index Fund - Z Class

T. Rowe Price U.S. Treasury Long-Term Index Fund

T. Rowe Price U.S. Treasury Long-Term Index Fund - I Class

T. Rowe Price U.S. Treasury Long-Term Index Fund - Z Class

T. Rowe Price U.S. Treasury Money Fund

T. Rowe Price U.S. Treasury Money Fund - I Class

T. Rowe Price U.S. Treasury Money Fund - Z Class

T. ROWE PRICE VALUE FUND, INC.

T. Rowe Price Value Fund - Advisor Class

T. Rowe Price Value Fund - I Class

T. Rowe Price Value Fund - Z Class

Exhibit A2

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Dividend Growth ETF

T. Rowe Price Growth Stock ETF

T. Rowe Price Equity Income ETF

T. Rowe Price U.S. Equity Research ETF

Exhibit B1

For funds listed on Exhibit A1 (mutual funds)

Price Associates provides all accounting, administrative, tax and oversight services to the Funds listed on Exhibit A1, other than BNY Mellon Services, including the below.

ACCOUNTING SERVICES

Accounting Services provided by Price Associates shall include, among other things:

• oversight of quality control, including processing results related to fund accounting services provided by BNY Mellon, Delegates or other third party service providers relating to pricing. Such oversight includes, but is not limited to, review of (a) NAV calculations and fund valuations, (b) securities pricing and resolution of pricing exceptions, and (c) calculation and preparation of any financial information or schedules;

• facilitating on behalf of the Fund resolution and remediation of fund accounting issues escalated by BNY Mellon, Delegates and/or other service providers;

• calculating and authorizing expense accruals and payments;

• reviewing and approving annual expense budgets, including authorizing any adjustments, as needed, in accordance with Fund management specifications;

• determining accounting and valuation policies, instructing BNY Mellon, Delegates and/or other service providers, and/or providing it with such advice that may be reasonably necessary, to properly account for all financial transactions and to maintain the Fund’s accounting procedures and records so as to ensure compliance with generally accepted accounting principles and tax practices and rules; and

• such other accounting services as agreed to by the parties, not otherwise performed by BNY Mellon.

ADMINISTRATIVE SERVICES

Administrative Services provided by Price Associates shall include, among other things:

• ensuring maintenance for the Fund of all records that may be reasonably required in connection with the audit performed by the Fund’s independent registered public accountants, or by the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”) or such other Federal or state regulatory agencies;

• cooperating with the Fund’s independent registered public accountants and taking all reasonable action in the performance of its obligations under the Agreement to assure that the necessary information is made available to such accountants for the expression of their opinion without any qualification as to the scope of their examination including, but not limited to, their opinion included in the Fund’s annual report on Form N-CSR and annual amendment to Form N-1A;

• implementing and maintaining the systems, data storage and reporting necessary to perform services outlined herein;

• administering the Fund’s inter-fund lending program and line of credit arrangements;

• facilitating the reporting of daily cash flow activity (shareholder activity) to investment staff;

• facilitating requests for data and resolution of any capital stock related accounting discrepancies;

• preparing and filing Forms N-PORT (except preparation of Exhibit F) and N-CEN (“RR Services”);

• determining financial reporting policies, maintaining adequate controls over financial reporting to provide complete and accurate financial information and disclosures that are certified by officers of the Funds. Providing sub-certifications, as requested by officers of the Funds, for the adequacy of such controls and the completeness and accuracy of information included in Form N-CSR or any other form that may require certification; and

• such other administrative services as agreed to by the parties, not otherwise performed by BNY Mellon or by Price Associates under the Investment Management Agreement.

TAX SUPPORT SERVICES

Tax Support Services provided by Price Associates shall include, among other things:

• Preparation of federal, state and other applicable tax returns;

• Preparation of tax provisions and financial statement disclosures, inclusive of supporting documentation;

• Preparation of excise tax provision, inclusive of supporting documentation;

• Preparation of monthly taxable income and net taxable gains

• Preparation of shareholder tax reporting calculations and ICI layouts;

• Preparation of certain tax returns, including FINCEN Form 114*;

• Foreign tax jurisdiction registration and treaty relief documentation*;

• Preparation of fund qualification compliance*;

• Tax management and oversight functions including: (A) tax policies and decisions,  including tax return positions, (B) maintaining adequate documentation as required by applicable laws and as is necessary to support the regulatory reports filed, (C) making arrangements, and coordinating with third parties as necessary, for filing all tax returns with the relevant tax authority and for all payments, where due, of all tax liabilities associated with the tax returns to the relevant tax authority, (D) the coordination of dividend resolutions and reporting of dividends to shareholders, (E) the application of GAAP with respect to tax accounting calculations and disclosures, and (F) maintaining appropriate internal controls.*; and

• Such other tax support services agreed to by the parties, not otherwise performed by BNY Mellon*.

(these Tax Support Services, except for those asterisked items, together with RR Services, “Sub-Contracted Services”).

OVERSIGHT SERVICES

Oversight services for the Fund provided by Price Associates shall include all oversight of BNY Mellon, Delegates and service providers that provide accounting, administrative, and tax support services and not specifically provided for under each Fund’s Investment Management Agreement.

Exhibit B2

For Funds listed on Exhibit A2 (ETFs)

Price Associates provides all accounting, administrative, tax and oversight services to the Funds listed on Exhibit A2, including the below.

ACCOUNTING SERVICES

Accounting Services provided by Price Associates shall include, among other things:

• oversight of quality control, including processing results related to fund accounting services provided by Delegates or other third party service providers relating to pricing. Such oversight includes, but is not limited to, review of (a) NAV calculations and fund valuations, (b) securities pricing and resolution of pricing exceptions, and (c) calculation and preparation of any financial information or schedules;

• end-of-day INAV oversight for ETFs that provide INAV

• determining accounting and valuation policies, instructing Delegates and/or other service providers, and/or providing it with such advice that may be reasonably necessary, to properly account for all financial transactions and to maintain the Fund’s accounting procedures and records so as to ensure compliance with generally accepted accounting principles and tax practices and rules; and

• calculating and authorizing expense accruals and payments; annual fund expense budgets; accrual analysis; rollforward calculations; payment of expenses; fees for payment to service providers;

• facilitating on behalf of the Fund resolution and remediation of fund accounting issues escalated by Delegates and/or other service providers;

• preparing daily NAV calculations, including all necessary component services such as valuation, corporate actions processing, trade processing, and performing month-end and fiscal-period-end close processes;

• recordkeeping as required; and

• such other accounting services as agreed to by the parties not otherwise performed by Price Associates under the Investment Management Agreement.

ADMINISTRATIVE SERVICES

Administrative Services provided by Price Associates shall include, among other things:

• ensuring maintenance for the Fund of all records that may be reasonably required in connection with the audit performed by the Fund’s independent registered public accountants, or by the Securities and Exchange Commission (“SEC”), the Internal Revenue Service (“IRS”) or such other Federal or state regulatory agencies;

• cooperating with the Fund’s independent registered public accountants and taking all reasonable action in the performance of its obligations under the Agreement to assure that the necessary information is made available to such accountants for the expression of their opinion without any qualification as to the scope of their examination including, but not limited to, their opinion included in the Fund’s annual report on Form N-CSR and annual amendment to Form N-1A;

• implementing and maintaining the systems, data storage and reporting necessary to perform services outlined herein;

• all efforts concerning financial reporting services, including shareholder reports and financial information in regulatory filings; N-PORT and N-CEN; and other financial reporting services as necessary;

• determining financial reporting policies, maintaining adequate controls over financial reporting to provide complete and accurate financial information and disclosures that are certified by officers of the Funds. Providing sub-certifications, as requested by officers of the Funds, for the adequacy of such controls and the completeness and accuracy of information included in Form N-CSR or any other form that may require certification;

• periodic testing of Internal Revenue Code qualification requirements;

• prepare and furnish fund performance information;

• prepare and disseminate vendor survey information;

• prepare and file Rule 24f-2 notices and payment; and

• such other administrative services as agreed to by the parties, not otherwise performed by Price Associates under the Investment Management Agreement.

TAX SUPPORT SERVICES

Tax Support Services provided by Price Associates shall include, among other things:

• Preparation of federal, state and other applicable tax returns;

• Preparation of tax provisions and financial statement disclosures, inclusive of supporting documentation;

• Preparation of excise tax provision, inclusive of supporting documentation;

• Preparation of monthly taxable income and net taxable gains

• Preparation of shareholder tax reporting calculations and ICI layouts;

• Preparation of certain tax returns, including FINCEN Form 114;

• Foreign tax jurisdiction registration and treaty relief documentation;

• Preparation of fund qualification compliance;

• Tax management and oversight functions including: (A) tax policies and decisions, including tax return positions, (B) maintaining adequate documentation as required by applicable laws and as is necessary to support the regulatory reports filed, (C) making arrangements, and coordinating with third parties as necessary, for filing all tax returns with the relevant tax authority and for all payments, where due, of all tax liabilities associated with the tax returns to the relevant tax authority, (D) the coordination of dividend resolutions and reporting of dividends to shareholders, (E) the application of GAAP with respect to tax accounting calculations and disclosures, and (F) maintaining appropriate internal controls.; and

• such other tax support services as agreed to by the parties, not otherwise specifically provided for under the Fund’s Investment Management Agreement.

OVERSIGHT SERVICES

Oversight services for the Fund provided by Price Associates shall include all oversight of Delegates and service providers that provide accounting, administrative, and tax support services and not specifically provided for under the Fund’s Investment Management Agreement.